Capital Management	12 Months Ended
Dec. 31, 2023
Capital management [abstract]
Capital Management
25.
CAPITAL MANAGEMENT

The Company’s objectives when managing capital are to safeguard the Company’s ability to continue as a going concern in order to pursue the development of its mineral properties and to maintain a flexible capital structure.

The Company manages the capital structure and makes adjustments to it in light of changes in economic conditions and the risk characteristics of the underlying assets.

In order to carry out the planned exploration and development of its projects and pay for administrative costs, the Company will spend its existing working capital, continue advancing the DOE Loan for which Conditional Commitment has been received, and raise additional amounts if available as needed.

Management reviews its capital management approach on an ongoing basis and believes that this approach, given the relative size of the Company, is reasonable.